                                                                     EXHIBIT 4.3

            REGISTRATION RIGHTS AGREEMENT, dated as of April 30, 2004, by and between Hanmi Financial Corporation, a Delaware corporation (together with any successor entity, herein referred to as the "ISSUER"), and the purchasers named on the signature pages hereto (the "INVESTORS").

            Pursuant to the Securities Purchase Agreements, each dated as of December 22, 2003, between the Issuer and the Investors (the "PURCHASE AGREEMENTS"), (i) the Investors have agreed to purchase from the Issuer the respective numbers of shares (the "SHARES") of common stock, $0.001 par value per share, of the Issuer (the "COMMON STOCK") set forth on the signature pages to the Purchase Agreements, and (ii) the Issuer has agreed to enter into a registration rights agreement with the Investors on the terms set forth in the Purchase Agreements.

            The parties hereby agree as follows:

            1. DEFINITIONS. As used in this Agreement, the following capitalized terms shall have the following meanings:

            AGREEMENT: This Registration Rights Agreement, as amended, modified or otherwise supplemented from time to time in accordance with the terms hereof.

            BLUE SKY APPLICATION: As defined in Section 5(a) hereof.

            BUSINESS DAY: A day other than a Saturday or Sunday or any day on which banking institutions in The City of Los Angeles are authorized or obligated by law or executive order to close.

            COMMISSION: Securities and Exchange Commission.

            COMMON STOCK: As defined in the preamble hereto.

            EFFECTIVENESS PERIOD: As defined in Section 2(a)(iii) hereof.

            EXCHANGE ACT: Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

            HOLDER: A Person who owns, beneficially or otherwise, Transfer Restricted Securities.

            INDEMNIFIED HOLDER: As defined in Section 5(a) hereof.

            INVESTORS: As defined in the preamble hereto.

            ISSUER: As defined in the preamble hereto.

            MAJORITY OF HOLDERS: Holders holding more than 50% of the aggregate number of Transfer Restricted Securities outstanding at the applicable point in time.

            NASD: National Association of Securities Dealers, Inc.

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                                                                               2

            PERSON: An individual, partnership, corporation, unincorporated organization, limited liability company, trust, joint venture or a government or agency or political subdivision thereof.

            PRIVATE PLACEMENT: The private placement of 3,947,369 shares of Common Stock pursuant to the Purchase Agreements.

            PROSPECTUS: The prospectus included in the Shelf Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

            PURCHASE AGREEMENTS: As defined in the preamble hereto.

            QUESTIONNAIRE: As defined in Section 2(b) hereof.

            QUESTIONNAIRE DEADLINE: As defined in Section 2(b) hereof.

            SECURITIES ACT: Securities Act of 1933, as amended, and the rules and resolutions of the Commission thereunder.

            SHARES: As defined in the preamble hereto.

            SHELF FILING DEADLINE: As defined in Section 2(a)(i) hereof.

            SHELF REGISTRATION STATEMENT: As defined in Section 2(a)(i) hereof.

            SUSPENSION NOTICE. As defined in Section 3(c) hereof.

            SUSPENSION PERIOD. As defined in Section 3(b)(i) hereof.

            TRANSFER RESTRICTED SECURITIES: Each share of Common Stock issued in the Private Placement (including the Shares) until the earlier of:

                  (i) the date on which such share has been effectively
            registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement;

                  (ii) the date on which such share is transferred in compliance with Rule 144 under the Securities Act or may be sold or transferred by a person who is not an affiliate of the Issuer pursuant to Rule 144 under the Securities Act (or any other similar provision then in force) without any volume or manner of sale restrictions thereunder; or

                  (iii) the date on which such share ceases to be outstanding
            (whether as a result of repurchase by the Issuer or otherwise).

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                                                                               3

            UNDERWRITTEN REGISTRATION OR UNDERWRITTEN OFFERING: A registration in which Transfer Restricted Securities of the Issuer are sold to an underwriter for reoffering to the public.

            2. SHELF REGISTRATION.

            (a) The Issuer shall:

                  (i) not later than 90 days after the date hereof (the "SHELF
            FILING DEADLINE"), cause to be filed a registration statement pursuant to Rule 415 under the Securities Act (together with any amendments thereto, and including any documents incorporated by reference therein, the "SHELF REGISTRATION STATEMENT"), which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities held by Holders that have provided the information required pursuant to the terms of Section 2(b) hereof;

                  (ii) use its reasonable best efforts to cause the Shelf
            Registration Statement to be declared effective by the Commission as promptly as practicable but in any event not later than 60 days after the date of filing; and

                  (iii) use its reasonable best efforts to keep the Shelf
            Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 3(b) hereof to the extent necessary to ensure that it (A) is available for resales by the Holders of Transfer Restricted Securities entitled to the benefit of this Agreement and (B) conforms with the requirements of this Agreement and the Securities Act for a period (the "EFFECTIVENESS PERIOD") of:

                        (1) one year following the date of effectiveness of the
                  Shelf Registration Statement; or

                        (2) such shorter period that will terminate when (x) all
                  of the Holders of Transfer Restricted Securities are able to sell all Transfer Restricted Securities immediately without restriction pursuant to Rule 144(k) under the Securities Act or any successor rule thereto, (y) when all Transfer Restricted Securities have ceased to be outstanding (whether as a result of repurchase by the Issuer or otherwise) or (z) all Transfer Restricted Securities registered under the Shelf Registration Statement have been sold;

            provided, however, that the one year period in Section 2(a)(iii)(1) shall be extended by a period equal to the aggregate number of days in any and all "Suspension Periods" under Section 3(a)(i).

            (b) To have its Transfer Restricted Securities included in the Shelf Registration Statement pursuant to this Agreement, each Holder shall complete the Selling Securityholder Notice and Questionnaire, the form of which is attached as Annex A hereto (the "QUESTIONNAIRE"). The Issuer shall mail the Questionnaire to each Holder not less than 20 Business Days (but not more than 40 Business Days) prior to the time the Issuer intends in good

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                                                                               4

faith to have the Shelf Registration Statement declared effective by the Commission. Holders are required to complete and deliver the Questionnaire to the Issuer within 20 Business Days after the Issuer's date of mailing thereof (the "QUESTIONNAIRE DEADLINE"). Upon receipt of a Questionnaire from a Holder on or prior to the Questionnaire Deadline, the Issuer shall include such Holder's Transfer Restricted Securities in the Shelf Registration Statement and the Prospectus. Holders that do not complete the Questionnaire and deliver it to the Issuer prior to the Questionnaire Deadline shall not be named as a selling Holder in the Prospectus or any preliminary Prospectus included in the Shelf Registration Statement and therefore shall not be permitted to sell any Transfer Restricted Securities pursuant to the Shelf Registration Statement.

            (c) Upon receipt of written request for additional information from the Issuer, each Holder who intends to be named as a selling securityholder in the Shelf Registration Statement shall furnish to the Issuer in writing, within 20 Business Days after such Holder's receipt of such request, such additional information regarding such Holder and the proposed distribution by such Holder of its Transfer Restricted Securities, in connection with the Shelf Registration Statement or Prospectus or Preliminary Prospectus included therein and in any application to be filed with or under state securities law, as the Issuer may reasonably request. In connection with all such requests for information from Holders of Transfer Restricted Securities, the Issuer shall notify such Holders of the requirements set forth in this paragraph regarding their obligation to provide the information requested pursuant to this Section 2(c). Each Holder as to which the Shelf Registration Statement is being filed agrees to furnish promptly to the Issuer all information required to be disclosed in order to make information previously furnished to the Issuer by such Holder not materially misleading.

            3. REGISTRATION PROCEDURES.

            (a) In connection with the Shelf Registration Statement and any Prospectus required by this Agreement to permit the sale of Transfer Restricted Securities by the Holders thereof, the Issuer shall:

                  (i) Subject to any notice by the Issuer in accordance with this Section 3(a) of the existence of any fact or event of the kind described in Section 3(a)(iii)(D), use its reasonable best efforts to keep the Shelf Registration Statement continuously effective during the Effectiveness Period; upon the occurrence of any event that would cause the Shelf Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not be effective and usable for resale of Transfer Restricted Securities during the Effectiveness Period, the Issuer shall file promptly an appropriate amendment to the Shelf Registration Statement, a supplement to the Prospectus or a report with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or
            (B), use its reasonable best efforts to cause such amendment to be declared effective and the Shelf Registration Statement and the related Prospectus to become usable for their intended purposes as soon as practicable thereafter. Notwithstanding the foregoing, the Issuer may suspend the effectiveness of the Shelf Registration

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                                                                               5

            Statement by written notice to the Holders for a period not to exceed an aggregate of 45 days in any 90-day period (each such period, a "SUSPENSION PERIOD") if:

                        (x) an event occurs and is continuing as a result of
                  which the Shelf Registration Statement would, in the Issuer's good faith judgment, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

                        (y) the Issuer reasonably determines that the disclosure
                  of such event at such time would have a material adverse effect on the business of the Issuer and its subsidiaries, taken as a whole;

            provided that in the event the disclosure relates to a previously undisclosed proposed or pending material business transaction, the disclosure of which would impede the Issuer's ability to consummate such transaction, the Issuer may extend a Suspension Period from 45 days to 75 days; provided, however, that Suspension Periods shall not exceed an aggregate of 90 days in any 360-day period.

                  (ii) Prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement effective during the Effectiveness Period; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in the Shelf Registration Statement or supplement to the Prospectus; provided, however, that in no event will such method(s) of distribution take the form of an Underwritten Offering without the prior written agreement of the Issuer, which agreement shall not be unreasonably withheld.

                  (iii) Advise the underwriter(s), if any, and selling Holders promptly (but in any event within five Business Days) and, if requested by such Persons, to confirm such advice in writing:

                        (A) when the Prospectus or any Prospectus supplement or
                  post-effective amendment has been filed, and, with respect to the Shelf Registration Statement or any post-effective amendment thereto, when the same has become effective,

                        (B) of any request by the Commission for amendments to
                  the Shelf Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto,

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                                                                               6

                        (C) of the issuance by the Commission of any stop order
                  suspending the effectiveness of the Shelf Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, or

                        (D) of the existence of any fact or the happening of any
                  event, during the Effectiveness Period, that makes any statement of a material fact made in the Shelf Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Shelf Registration Statement or the Prospectus in order to make the statements therein not misleading.

            If at any time the Commission shall issue any stop order suspending the effectiveness of the Shelf Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Issuer shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time and will provide to each Holder who is named in the Shelf Registration Statement prompt notice of the withdrawal of any such order.

                  (iv) Make available at reasonable times for inspection by one or more representatives of the selling Holders, designated in writing by a Majority of Holders whose Transfer Restricted Securities are included in the Shelf Registration Statement, any underwriter participating in any distribution pursuant to the Shelf Registration Statement, and any attorney or accountant retained by such selling Holders or any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of the Issuer as shall be reasonably necessary to enable them to fulfill any applicable due diligence responsibilities, and cause the Issuer's officers, directors, managers and employees to supply all information reasonably requested by any such representative or representatives of the selling Holders, underwriter, attorney or accountant in connection with the Shelf Registration Statement after the filing thereof and before its effectiveness, provided, however, that any information designated by the Issuer as confidential at the time of delivery of such information shall be kept confidential by the recipient thereof and subject, upon request of the Issuer, to the execution of a confidentiality agreement that is reasonable in the context of a registered public offering.

                  (v) If requested by any selling Holders or the underwriter(s), if any, promptly incorporate in the Shelf Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein with respect to the offering of such securities, including, without limitation: (1) information relating to the "Plan of Distribution" of the Transfer Restricted Securities, (2) information with respect to the number of shares of Common Stock being sold to such underwriter(s), (3) the purchase price being paid therefor and (4) any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as reasonably practicable after the Issuer is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

                  (vi) Furnish to each selling Holder and each of the
            underwriter(s), if any, upon their request, without charge, at least one copy of the Shelf Registration Statement, as first filed with the Commission, and of each amendment thereto (and any documents incorporated by reference therein or exhibits thereto (or exhibits incorporated in such exhibits by reference) as such Person may request).

                  (vii) Deliver to each selling Holder and each of the
            underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; subject to any notice by the Issuer in accordance with this Section 3(a) of the existence of any fact or event of the kind described in
            Section 3(a)(iii)(D), the Issuer hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto.

                  (viii) The Issuer shall:

                  (A) upon request, use its reasonable best efforts to furnish or cause to be furnished to each selling Holder and each underwriter, if any, in such substance and scope as they may reasonably request and as are customarily made by issuers to underwriters in primary underwritten offerings for selling security holders, upon the date of closing of any sale of Transfer Restricted Securities in an Underwritten Registration:

                        (1) a certificate, dated the date of such closing,
                  signed by the Chief Financial Officer of the Issuer covering such matters as are customarily covered in closing certificates delivered to underwriters in connection with underwritten offerings of securities;

                        (2) opinions, each dated the date of such closing, of
                  counsel to the Issuer covering such matters as are customarily covered in legal opinions to underwriters in connection with underwritten offerings of securities; and

                        (3) customary comfort letters, dated the date of such
                  closing, from the Issuer's independent accountants (and from any other accountants whose report is contained or incorporated by reference in the Shelf Registration Statement) in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with underwritten offerings of securities;

                  (B) set forth in full in the underwriting agreement, if any, indemnification provisions and procedures which provide rights no less protective than those set forth in Section 5 hereof with respect to all parties to be indemnified; and

                  (C) deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the selling Holders pursuant to this clause (viii).

                  (ix) Before any public offering of Transfer Restricted
            Securities, cooperate with the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions in the United States as the selling Holders or underwriter(s), if any, may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that the Issuer shall not be required
            (A) to register or qualify as a foreign corporation or a dealer of securities where it is not now so qualified or to take any action that would subject it to the service of process in any jurisdiction where it is not now so subject or (B) to subject itself to taxation in any such jurisdiction if it is not now so subject.

                  (x) Cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends (unless required by applicable securities laws); and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the selling Holders or the underwriter(s), if any, may request at least two Business Days before any sale of Transfer Restricted Securities made by such selling Holders or underwriter(s).

                  (xi) Use its reasonable best efforts to cause the Transfer
            Restricted Securities covered by the Shelf Registration Statement to be registered with or approved by such other U.S. governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities.

                  (xii) Subject to Section 3(a)(i) hereof, if any fact or event contemplated by Section 3(a)(iii)(D) hereof shall exist or have occurred, use its reasonable best efforts to prepare a supplement or post-effective amendment to the Shelf Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

                  (xiii) Provide CUSIP numbers for all Transfer Restricted
            Securities not later than the effective date of the Shelf Registration Statement and provide the transfer agent with certificates for the Shares that are in a form eligible for deposit with The Depository Trust Company.

                  (xiv) Cooperate and provide such information as may be
            required in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter that is required to be retained in accordance with the rules and regulations of the NASD.

                  (xv) Otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and all reporting requirements under the Exchange Act.

                  (xvi) Provide to each Holder upon written request each
            document filed with the Commission pursuant to the requirements of
            Section 13 and Section 15 of the Exchange Act after the effective date of the Shelf Registration Statement.

            (b) Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice (a "SUSPENSION NOTICE") from the Issuer of the existence of any fact or the occurrence of any event of the kind described in Section 3(a)(iii)(D) hereof, such Holder will, and will use its reasonable best efforts to cause any underwriter(s) in an Underwritten Offering to, forthwith discontinue disposition of Transfer Restricted Securities pursuant to the Shelf Registration Statement until:

                  (i) such Holder has received copies of the supplemented or amended Prospectus contemplated by Section 3(a)(xii) hereof; or

                  (ii) such Holder is advised in writing by the Issuer that the use of the Prospectus may be resumed.

If so directed by the Issuer, each Holder will deliver to the Issuer (at the Issuer's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such Suspension Notice.

            (c) Following the effectiveness of the Shelf Registration Statement, each Holder shall notify the Issuer at least three Business Days prior to any intended distribution of Transfer

Restricted Securities pursuant to the Shelf Registration Statement, which notice shall be effective for five Business Days.

            4. REGISTRATION EXPENSES. All expenses incident to the Issuer's performance of or compliance with this Agreement shall be borne by the Issuer regardless of whether a Shelf Registration Statement becomes effective, including, without limitation:

                  (i) all registration and filing fees and expenses;

                  (ii) all fees and expenses of compliance with federal
            securities and state Blue Sky or securities laws;

                  (iii) all expenses of printing (including printing of
            Prospectuses and certificates for the Common Stock) and the Issuer's expenses for messenger and delivery services and telephone;

                  (iv) all fees and disbursements of counsel to the Issuer;

                  (v) all application and filing fees in connection with listing
            (or authorizing for quotation) the Common Stock on a national securities exchange or automated quotation system pursuant to the requirements hereof; and

                  (vi) all fees and disbursements of independent certified
            public accountants of the Issuer (including the expenses of any special audit and comfort letters required by or incident to such performance).

            The Issuer shall bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal, accounting or other duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Issuer.

            5. INDEMNIFICATION AND CONTRIBUTION. The Issuer shall indemnify and hold harmless each Holder, such Holder's officers, directors, partners and employees and each person, if any, who controls such Holder within the meaning of the Securities Act (each, an "INDEMNIFIED HOLDER"), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to resales of the Transfer Restricted Securities), to which such Indemnified Holder may become subject, insofar as any such loss, claim, damage, liability or action arises out of, or is based upon:

            (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Shelf Registration Statement or Prospectus or any amendment or supplement thereto or (B) any blue sky application or other document or any amendment or supplement thereto prepared or executed by the Issuer (or based upon written information furnished by or on behalf of the Issuer expressly for use in such blue sky application or other document or amendment on supplement) filed in any jurisdiction specifically for the purpose of qualifying any or all of the Transfer Restricted Securities under the securities law of any state or other jurisdiction (such application or document being hereinafter called a "BLUE SKY APPLICATION"); or

            (ii) the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Indemnified Holder promptly upon demand for any legal or other expenses reasonably incurred by such Indemnified Holder in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Issuer shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Shelf Registration Statement or Prospectus or amendment or supplement thereto or Blue Sky Application in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of such Holder (or its related Indemnified Holder) specifically for use therein; provided, further, that the Issuer shall not be liable for any loss, liability, claim, damage or expense to the extent that it arises from (1) an offer or sale of Transfer Restricted Securities occurring during a Suspension Period, provided that such Holder shall have received a Suspension Notice with respect to such Suspension Period prior to such offer or sale or (2) an untrue statement or omission or alleged untrue statement or omission of a material fact contained in a Prospectus, if (x) the Holder failed to deliver, at or prior to the written confirmation of sale, a Prospectus that was amended or supplemented, (y) such Prospectus, as amended or supplemented, would have corrected the untrue statement or omission or alleged untrue statement or omission and (z) the Prospectus, as amended or supplemented, had been delivered to such Holder prior to the time of written confirmation of sale referred to in the preceding clause
(x). The foregoing indemnity agreement is in addition to any liability which the Issuer may otherwise have to any Indemnified Holder.

            (b) Each Holder, severally and not jointly, shall indemnify and hold harmless the Issuer, its officers, directors and employees and each person, if any, who controls the Issuer within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Issuer or any such officer, director, employee or controlling person may become subject, insofar as any such loss, claim, damage or liability or action arises out of, or is based upon:

            (i) any untrue statement or alleged untrue statement of any material fact contained in the Shelf Registration Statement or Prospectus or any amendment or supplement thereto or any Blue Sky Application; or

            (ii) the omission or the alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of such Holder (or its related Indemnified

Holder) specifically for use therein, and shall reimburse the Issuer and any such officer, director, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Issuer or any such officer, director, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Holder may otherwise have to the Issuer and any such officer, director, employee or controlling person. The indemnification obligation set forth in this Section 5(b) shall be limited to the amount of proceeds received by such Holder in connection with the resale of such Holder's Transfer Restricted Securities.

            (c) Promptly after receipt by an indemnified party under this
Section 5 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 5 except to the extent it has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 5. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 5 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that a Majority of Holders shall have the right to employ a single counsel to represent jointly a Majority of Holders and their respective officers, directors, partners, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by a Majority of Holders against the Issuer under this Section 5, if a Majority of Holders seeking indemnification shall have been advised by legal counsel that there may be one or more legal defenses available to them and their respective officers, employees and controlling persons that are different from or additional to those available to the Issuer and its officers, directors, employees and controlling persons, the fees and expenses of a single separate counsel shall be paid by the Issuer. No indemnifying party shall:

            (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld) settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or

            (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

            (d) If the indemnification provided for in this Section 5 shall for any reason be unavailable or insufficient to hold harmless an indemnified party under Section 5(a) or 5(b) in respect of any loss, claim, damage or liability (or action in respect thereof) referred to therein, each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability (or action in respect thereof):

            (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer from the offering and sale of the Transfer Restricted Securities on the one hand and a Holder with respect to the sale by such Holder of the Transfer Restricted Securities on the other, or

            (ii) if the allocation provided by Section 5(d)(i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in Section 5(d)(i) but also the relative fault of the Issuer on the one hand and the Holders on the other in connection with the statements or omissions or alleged statements or alleged omissions that resulted in such loss, claim, damage or liability (or action in respect thereof), as well as any other relevant equitable considerations.

The relative fault of the parties shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer on the one hand or the Holders on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Issuer and each Holder agree that it would not be just and equitable if the amount of contribution pursuant to this
Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 5 shall be deemed to include, for purposes of this Section 5, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 5, no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Transfer Restricted Securities purchased by it were resold exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute as provided in this Section 5(d) are several and not joint.

            6. AVAILABLE INFORMATION. In the event the Issuer is not subject to
Section 13 or 15(d) of the Exchange Act, the Issuer hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A. For a period of two years after the date of this Agreement, the Issuer shall timely file all reports required to be filed by
Section 13 or 15(d) of the Exchange Act or, if the Issuer is not then subject to
Section 13 or 15(d) of the Exchange Act, make publicly available the information required by Rule 144(c)(2).

            7. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Holder may participate in any Underwritten Registration hereunder unless such Holder:

            (i) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements; and

            (ii) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

            8. SELECTION OF UNDERWRITERS. The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering if approved by the Issuer, as provided in Section 3(a)(ii). In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by a Majority of Holders whose Transfer Restricted Securities are included in such offering; provided, that such investment bankers and managers must be reasonably satisfactory to the Issuer.

            9. MISCELLANEOUS.

            (a) REMEDIES. The Issuer acknowledges and agrees that any failure by the Issuer to comply with its obligations under Section 2 hereof may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Holder may obtain such relief as may be required to specifically enforce the Issuer's obligations under
Section 2 hereof. The Issuer further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

            (b) NO INCONSISTENT AGREEMENTS. The Issuer will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. In addition, the Issuer shall not grant to any of its security holders (other than the Holders of Transfer Restricted Securities in such capacity) the right to include any of its securities in the Shelf Registration Statement provided for in this Agreement other than the Transfer Restricted Securities. The Issuer has not previously entered into any agreement (which has not expired or been terminated) granting any registration rights with respect to its securities to any Person which rights conflict with the provisions hereof.

            (c) AMENDMENTS AND WAIVERS. This Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, unless the Issuer has obtained the written consent of a Majority of Holders.

            (d) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, facsimile transmission, or air courier guaranteeing overnight delivery:

                  (i) if to a Holder, at the address set forth in the most
            recent Questionnaire delivered by the Holder to the Issuer or, if none, on the records of the transfer agent of the Common Stock; and

                  (ii) if to the Issuer:

                        Hanmi Financial Corporation
                        3660 Wilshire Boulevard
                        Penthouse Suite A
                        Los Angeles, CA 90010
                        Attention: Stephanie Yoon
                        Fax: (213) _________
                        Telephone: (213) 427-5631

                        With a copy to:

                        Simpson Thacher & Bartlett LLP
                        425 Lexington Avenue
                        New York, NY 10017
                        Attention: Lee Meyerson
                        Fax: (212) 455-2502
                        Telephone: (212) 455-3675

            All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if transmitted by facsimile; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

            (e) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that (i) this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder and (ii) nothing contained herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms of the Purchase Agreement. If any transferee of any Holder shall acquire Transfer Restricted Securities, in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement.

            (f) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (g) SECURITIES HELD BY THE ISSUER OR ITS AFFILIATES. Whenever the consent or approval of Holders of a specified percentage of Transfer Restricted Securities is required hereunder, Transfer Restricted Securities held by the Issuer or its "affiliates" (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

            (h) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (i) GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the law of the State of California.

            (j) SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

            (k) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Issuer with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                          HANMI FINANCIAL CORPORATION

                                          By:    /s/ Jae Whan Yoo
                                              ----------------------------------
                                              Name:  Jae Whan Yoo
                                              Title: President and CEO

                                          INVESTOR

                                          Peter H. Huzenga

                                          By:    /s/ Peter H. Huizenga
                                              ----------------------------------
                                              Name:  Peter H. Huizenga
                                              Title:

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                          HANMI FINANCIAL CORPORATION

                                          By:    /s/ Jae Whan Yoo
                                              ----------------------------------
                                              Name:  Jae Whan Yoo
                                              Title: President and CEO

                                          INVESTOR

                                          The Timothy D. Huizenga Trust
                                          -----------------------------
                                          U/T/A 8/17/98

                                          By:    /s/ Peter H. Huizenga
                                              ----------------------------------
                                              Name:  Peter H. Huizenga
                                              Title: Trustee

Registration Rights Agreement

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                          HANMI FINANCIAL CORPORATION

                                          By:    /s/ Jae Whan Yoo
                                              ----------------------------------
                                              Name:  Jae Whan Yoo
                                              Title: President and CEO

                                          INVESTOR

                                          The Peter H. Huizenga, Jr. Trust
                                          --------------------------------
                                          U/T/A 12/24/96

                                          By:    /s/ Peter H. Huizenga
                                              ----------------------------------
                                              Name:  Peter H. Huizenga
                                              Title: Trustee

Registration Rights Agreement

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                          HANMI FINANCIAL CORPORATION

                                          By:    /s/ Jae Whan Yoo
                                              ----------------------------------
                                              Name:  Jae Whan Yoo
                                              Title: President and CEO

                                          INVESTOR

                                          The Greta Huizenga Trust
                                          ------------------------
                                          U/T/A 5/31/97

                                          By:    /s/ Peter H. Huizenga
                                              ----------------------------------
                                              Name:  Peter H. Huizenga
                                              Title: Trustee

Registration Rights Agreement

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                          HANMI FINANCIAL CORPORATION

                                          By:    /s/ Jae Whan Yoo
                                              ----------------------------------
                                              Name:  Jae Whan Yoo
                                              Title: President and CEO

                                          INVESTOR

                                          The Besty Huizenga Trust
                                          ------------------------
                                          U/T/A 3/11/92

                                          By:    /s/ Peter H. Huizenga
                                              ----------------------------------
                                              Name:  Peter H. Huizenga
                                              Title: Trustee

Registration Rights Agreement

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                          HANMI FINANCIAL CORPORATION

                                          By:    /s/ Jae Whan Yoo
                                              ----------------------------------
                                              Name:  Jae Whan Yoo
                                              Title: President and CEO

                                          INVESTOR

                                          Wellington Mangement Company, LLP.

                                          as Investment Advisor on behalf of the
                                          client accounts detailed on the
                                          attached Schedule A

                                          By:    /s/ Julie A. Jenkins
                                              ----------------------------------
                                              Name:  Julie A. Jenkins
                                              Title: Vice President and Counsel

Registration Rights Agreement

                                   SCHEDULE A

       INVESTOR LEGAL NAME                       REGISTRATION NAME
Wolf Creek Investors (Bermuda) L.P.       Wolf Creek Investors (Bermuda) L.P.
First Financial Fund, Inc.                Hare & Co
Bay Pond Investors (Bermuda) L.P.         Bay Pond Investors (Bermuda) L.P.
Bay Pond Partners, L.P.                   Bay Pond Partners, L.P.
Aramus Portfolio Ltd.                     Aramus Portfolio Ltd.
Wolf Creek Partners, L.P.                 Wolf Creek Partners, L.P.

Registration Rights Agreement

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                          HANMI FINANCIAL CORPORATION

                                          By:    /s/ Jae Whan Yoo
                                              ----------------------------------
                                              Name:  Jae Whan Yoo
                                              Title: President and CEO

                                          INVESTOR

                                          Financial Stocks Capital Partners II
                                          L.P.

                                          By: Financial Stocks, Inc.
                                          Its: General Partner

                                          By:    /s/ Steven N. Stein
                                              ----------------------------------
                                              Name:  Steven N. Stein
                                              Title: Chairman & Chief Executive
                                                     Officer

Registration Rights Agreement

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                          HANMI FINANCIAL CORPORATION

                                          By:    /s/ Jae Whan Yoo
                                              ----------------------------------
                                              Name:  Jae Whan Yoo
                                              Title: President and CEO

                                          INVESTOR

                                          Financial Stocks Capital Partners III,
                                          L.P.

                                          By: Finstocks Capital Management, LLC
                                          Its: General Partner

                                          By:    /s/ Steven N. Stein
                                              ----------------------------------
                                              Name:  Steven N. Stein
                                              Title: Chairman & Chief Executive
                                                     Officer

Registration Rights Agreement

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                     HANMI FINANCIAL CORPORATION

                                     By:       /s/ Jae Whan Yoo
                                         --------------------------------
                                         Name:  Jae Whan Yoo
                                         Title: President and CEO

                                     INVESTORS

                                     Third Point Partners LP

                                     Third Point Offshore Fund Ltd.

                                     Points West International Investments, Ltd.

                                     Banzai Partners LP

                                     Banzai Offshore Fund Ltd.

                                     By:    /s/ Lloyd Blumberg
                                         --------------------------------
                                         Name:  Lloyd Blumberg
                                         Title: Chief Operating Officer

Registration Rights Agreement

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                            HANMI FINANCIAL CORPORATION

                                            By:    /s/ Jae Whan Yoo
                                                --------------------------------
                                                Name:  Jae Whan Yoo
                                                Title: President and CEO

                                            INVESTOR

                                            J. David Rosenberg

                                            By:    /s/ J. David Rosenberg
                                                --------------------------------
                                                Name:
                                                Title:

Registration Rights Agreement

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                            HANMI FINANCIAL CORPORATION

                                            By:    /s/ Jae Whan Yoo
                                                --------------------------------
                                                Name:  Jae Whan Yoo
                                                Title: President and CEO

                                            INVESTOR

                                            Lawrence Partners, LP.

                                            By:    /s/ Lawrence Garshofsky
                                                --------------------------------
                                                Name:  Lawrence Garshofsky
                                                Title: Manager

Registration Rights Agreement

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                            HANMI FINANCIAL CORPORATION

                                            By:      /s/ Jae Whan Yoo
                                                --------------------------------
                                                Name:  Jae Whan Yoo
                                                Title: President and CEO

                                            INVESTOR

                                            Lawrence Offshore Partners, LLC

                                            By:     /s/ Lawrence Garshofsky
                                                --------------------------------
                                                Name:  Lawrence Garshofsky
                                                Title: Manager

Registration Rights Agreement

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                            HANMI FINANCIAL CORPORATION

                                            By:     /s/ Jae Whan Yoo
                                                --------------------------------
                                                Name:  Jae Whan Yoo
                                                Title: President and CEO

                                            INVESTOR

                                            Value Realization Fund

                                            By:     /s/ Lawrence Garshofsky
                                                --------------------------------
                                                Name:  Lawrence Garshofsky
                                                Title: Manager

Registration Rights Agreement

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                          HANMI FINANCIAL CORPORATION

                                          By:      /s/ Jae Whan Yoo
                                              --------------------------------
                                              Name:  Jae Whan Yoo
                                              Title: President and CEO

                                          INVESTOR

                                          BANC FUND V L.P.

                                          By: MidBanc V L.P.

                                          an Illinois limited partnership,
                                          Its General Partner

                                          By: THE BANC FUNDS COMPANY, L.L.C.

                                          an Illinois limited liability company,
                                          Its General Partner

                                          By:      /s/ Charles J. Moore
                                              --------------------------------
                                              Name:  Charles J. Moore
                                              Title: Member

Registration Rights Agreement

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                          HANMI FINANCIAL CORPORATION

                                          By:     /s/ Jae Whan Yoo
                                              --------------------------------
                                              Name:  Jae Whan Yoo
                                              Title: President and CEO

                                          INVESTOR

                                          BANC FUND VI L.P.

                                          By: MidBanc VI L.P.

                                          an Illinois limited partnership,
                                          Its General Partner

                                          By: THE BANC FUNDS COMPANY, L.L.C.

                                          an Illinois limited liability company,
                                          Its General Partner

                                          By:     /s/ Charles J. Moore
                                              --------------------------------
                                              Name:  Charles J. Moore
                                              Title: Member

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                            HANMI FINANCIAL CORPORATION

                                            By:     /s/ Jae Whan Yoo
                                                --------------------------------
                                                Name:  Jae Whan Yoo
                                                Title: President and CEO

                                            INVESTOR

                                            By:     /s/ Peter C. Cook
                                                --------------------------------
                                                Name:  Peter C. Cook
                                                Title: Trustee

                                            MOD/AMD 11/26/96 + Succ. Ttee.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                            HANMI FINANCIAL CORPORATION

                                            By:     /s/ Jae Whan Yoo
                                                --------------------------------
                                                Name:  Jae Whan Yoo
                                                Title: President and CEO

                                            INVESTOR

                                            Benjamin Diesbach

                                            By:     /s/ Benjamin Diesbach
                                                --------------------------------
                                                Name:  Benjamin Diesbach
                                                Title:

Registration Rights Agreement

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                            HANMI FINANCIAL CORPORATION

                                            By:     /s/ Jae Whan Yoo
                                                --------------------------------
                                                Name:  Jae Whan Yoo
                                                Title: President and CEO

                                            INVESTOR

                                            William F. Bahl

                                            By:     /s/William F. Bahl
                                                --------------------------------
                                                Name:  William F. Bahl
                                                Title:

Registration Rights Agreement

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                            HANMI FINANCIAL CORPORATION

                                            By:     /s/ Jae Whan Yoo
                                                --------------------------------
                                                Name:  Jae Whan Yoo
                                                Title: President and CEO

                                            INVESTOR

                                            Vere W. Gaynor

                                            By:     /s/ Vere W. Gaynor
                                                --------------------------------
                                                Name:  Vere H. Gaynor
                                                Title:

Registration Rights Agreement

                                                                         ANNEX A

                           HANMI FINANCIAL CORPORATION

            FORM OF SELLING SECURITY HOLDER NOTICE AND QUESTIONNAIRE

            The undersigned beneficial holder of common stock, $0.001 par value per share (the "Transfer Restricted Securities") of Hanmi Financial Corporation (the "Issuer") understands that the Issuer has filed, or intends to file, with the Securities and Exchange Commission (the "Commission") one or more registration statements (collectively, the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Transfer Restricted Securities in accordance with the terms of the Registration Rights Agreement, dated as of April 30, 2004 (the "Registration Rights Agreement") by and between the Issuer and the purchasers named on the signature pages thereto. A copy of the Registration Rights Agreement is available from the Issuer upon request at the address set forth below. All capitalized terms not otherwise defined herein have the meaning ascribed thereto in the Registration Rights Agreement.

            In order to sell or otherwise dispose of any Transfer Restricted Securities pursuant to the Shelf Registration Statement, a beneficial owner of Transfer Restricted Securities generally will be required to be named as a selling security holder in the related Prospectus, deliver a Prospectus to purchasers of Transfer Restricted Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions, as described below).

            Certain legal consequences arise from being named as a selling security holder in the Shelf Registration Statement and the related Prospectus. Accordingly, registered holders and beneficial owners of Transfer Restricted Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling security holder in the Shelf Registration Statement and the related Prospectus.

                                     NOTICE

            The undersigned beneficial owner (the "Selling Security Holder") of Transfer Restricted Securities hereby gives notice to the Issuer of its intention to sell or otherwise dispose of Transfer Restricted Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

            Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Issuer and its directors, officers and employees and each person, if any, who controls the Issuer within the meaning of the Securities Act, from and against certain losses arising in connection with statements concerning the undersigned made in the Shelf Registration Statement or the related Prospectus in reliance upon the information provided in this Notice and Questionnaire.

            In connection with any sale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, the undersigned will be required to deliver to the Issuer the Notice of Transfer (completed and signed) set forth in Exhibit 1 attached hereto and hereby undertakes to do so.

            The undersigned hereby provides the following information to the Issuer and represents and warrants that such information is accurate and complete:

                                  QUESTIONNAIRE

  (1) INFORMATION REGARDING SELLING SECURITY HOLDER

      (l) Full legal name of Selling Security Holder:

      (m) Full legal name of registered holder (if not the same as (a) above) through which Transfer Restricted Securities listed in Item (3) below are held:

      (n) Is the Selling Security Holder an SEC-reporting company? If the Selling Security Holder is not an SEC-reporting company, list below the individual or individuals who exercise voting and/or dispositive powers with respect to the Transfer Restricted Securities:

      (o) Are you a broker-dealer registered pursuant Section 15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")?

            [ ] Yes.

            [ ] No.

      (p) If your response to Item 1 (d) above is "no", are you an "affiliate" of a broker-dealer registered pursuant to Section 15 of the Exchange Act?

            [ ] Yes.

            [ ] No.

            For purposes of this Item 1(e), an "affiliate" of a registered broker-dealer shall include any company that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such broker-dealer, and does not include any individuals employed by such broker-dealer or its affiliates.

      (q) Full legal name of person through which you hold the Transfer Restricted Securities - (i.e. name of your broker or the DTC participant, if applicable, through which your Transfer Restricted Securities are held):

            Name of broker:_____________________________________________________

            DTC No.:____________________________________________________________

            Contact person:_____________________________________________________

            Telephone No.:______________________________________________________

            Email address:______________________________________________________

  (2) ADDRESS FOR NOTICES TO SELLING SECURITY HOLDERS

                  Telephone:____________________________________________________

                  Fax:__________________________________________________________

                  Contact Person:_______________________________________________

                  Email address:________________________________________________

  (3) BENEFICIAL OWNERSHIP OF TRANSFER RESTRICTED SECURITIES

      Number of shares of Common Stock beneficially owned:

          ______________________________________________________________________

  (4) BENEFICIAL OWNERSHIP OF THE ISSUER'S SECURITIES OWNED BY THE SELLING SECURITY HOLDER

      Except as set forth below in this Item (4), the undersigned is not the beneficial or registered owner of any securities of the Issuer other than the Transfer Restricted Securities listed above in Item (3) ("Other Securities").

      (a) Type and amount of Other Securities beneficially owned by the Selling Security Holder:

          ______________________________________________________________________

      (b) CUSIP No(s). of such Other Securities beneficially owned:

          ______________________________________________________________________

  (5) RELATIONSHIP WITH THE ISSUER

      (a) Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Issuer (or its predecessors or affiliates) during the past three years.

            State any exceptions here:__________________________________________

      (b) If the Selling Security Holder is a registered broker-dealer or an "affiliate" of a registered broker-dealer (See Item 1(d) and Item 1(e)), except as set forth below, (i) neither the undersigned nor any of its affiliates has purchased the Transfer Restricted Securities other than in the ordinary course of business, and (ii) at the time of the purchase of the Transfer Restricted Securities to be registered, the undersigned had no agreement or understanding, written or otherwise, with any person to distribute, directly or indirectly, any such Transfer Restricted Securities.

            State any exceptions here:__________________________________________

  (6) PLAN OF DISTRIBUTION

      Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Transfer Restricted Securities listed above in Item (3) pursuant to the Shelf Registration Statement only as follows (if at all). Such Transfer Restricted Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If the Transfer Restricted Securities are sold through underwriters or broker-dealers, the Selling Security Holder will be responsible for underwriting discounts or commissions or agent's commissions. Such Transfer Restricted Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions):

      - on any national securities exchange or quotation service on which the Transfer Restricted Securities may be listed or quoted at the time of sale;

      -     in the over-the-counter market;

      - in transactions otherwise than on such exchanges or services or in the over-the-counter market; or

      -     through the writing of options.

      In connection with sales of the Transfer Restricted Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Transfer Restricted Securities and deliver Transfer Restricted Securities to close out such short positions, or loan or pledge Transfer Restricted Securities to broker-dealers that in turn may sell such securities.

      Subject to any standstill agreement or other agreement provided by the undersigned in connection with an offering under the Shelf Registration Statement, the undersigned may also resell Transfer Restricted Securities in compliance with Rule 144 or another available exemption from the registration requirements of the Securities Act.

      State any exceptions here:________________________________________________

      Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Transfer Restricted Securities without the prior agreement of the Issuer.

                   INSTRUCTIONS FOR DELIVERY OF QUESTIONNAIRE

                   Please return the completed and executed Questionnaire to:

                           Hanmi Financial Corporation
                             3660 Wilshire Boulevard
                                   Suite PH-A
                          Los Angeles, California 90010
                           Attention: General Counsel
                             Telephone: ___________
                              Facsimile: __________

ACKNOWLEDGMENTS

            The undersigned understands its obligation to comply with the provisions of the Exchange Act and the rules and regulations promulgated thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Transfer Restricted Securities pursuant to the Shelf Registration Statement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

            The undersigned hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as set forth therein.

            In accordance with the undersigned's obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Issuer of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth above.

            By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to items (1) through (6) and the inclusion of such information in the Shelf Registration Statement and the related Prospectus. The undersigned understands that such information will be relied upon by the Issuer in connection with the preparation or amendment of the Shelf Registration Statement and the related Prospectus.

            Once this Notice and Questionnaire is executed by the undersigned and received by the Issuer, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by, the respective successors, heirs, personal representatives and assigns of the Issuer and the undersigned with respect to the Transfer Restricted Securities beneficially owned by the undersigned and listed in Item (3) above.

            This Notice and Questionnaire shall be governed in all respects by the laws of the State of California.

            IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

                                            Beneficial Owner

                                            By:_________________________________
                                               Name:
                                               Title:
                                               Date:

                                                                       EXHIBIT 1

              NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

Hanmi Financial Corporation
3660 Wilshire Boulevard
Suite PH-A
Los Angeles, CA 90010
Attention: General Counsel

RE:   HANMI FINANCIAL CORPORATION (THE "ISSUER")
      COMMON STOCK, PAR VALUE $.001 (THE "COMMON STOCK")

Dear Sirs:

      Please be advised that, in accordance with Section 3(c) of the Registration Rights Agreement, dated April 30, 2004, the undersigned proposes to transfer shares of the Issuer's Common Stock, pursuant to the Registration
Statement on Form S-3 (File No.       -           ) filed by the Issuer.

      We hereby confirm that we will comply with the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, with respect to the transfer described above and that the undersigned beneficial owner of the Common Stock is named as a selling security holder in the Prospectus dated
            , 2004 or in amendments or supplements thereto, and that the number of shares of Common Stock to be transferred are included in the shares of Common Stock listed in such Prospectus as amended or supplemented opposite such owner's name.

                                            ____________________________________
                                            Name:
                                            Title:
                                            Date: